RESCISSION AND RELEASE AGREEMENT

      THIS RESCISSION AND RELEASE AGREEMENT (this "Agreement"), dated as of February 12, 2008, is entered into by and among Universal Travel Group ("Universal"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, a wholly owned subsidiary of Universal ("Shenzhen" and, together with Universal, the "Universal Parties"), Tianjin Golden Dragon International Travel Service Co., Ltd. ("Golden Dragon") and the shareholders of Golden Dragon that are signatory hereto (the "Shareholders" and, together with Golden Dragon, the "Golden Dragon Parties"). Universal, Shenzhen, Golden Dragon and the Shareholders may also be referred to herein as the "Parties").

                                   Background:

      A. On October 17, 2007 ("Execution Date"), Universal, Shenzhen, Golden Dragon and the Shareholders executed an agreement (the "Share Exchange Agreement") pursuant to which Shenzhen acquired (the "Acquisition") from the Shareholders 90% of the issued and outstanding capital stock of Golden Dragon (the "Golden Dragon Shares") in exchange for an aggregate of 1,053,800 shares of Universal's common stock (the "Universal Shares") plus promissory notes made by Universal in favor of the Shareholders in aggregate principal amount of $3,600,000 USD (the "Notes"), which Universal Shares and Notes were based upon a $7,889,000 USD valuation of Golden Dragon (the "Valuation").

      B. During the period from the Execution Date through December 2, 2007, the Shareholders and Golden Dragon provided information to Universal regarding Golden Dragon's operations.

      C. On December 3, 2007 (the "Closing Date"), the Acquisition was consummated (the "Closing").

      D. Since the Closing Date, Universal Travel has learned additional information which caused it to conclude that Golden Dragon's operations are not a good fit with those of Universal Travel and Golden Dragon and the Shareholders agree with such conclusion.

      E. The parties hereto have determined that, in light of such developments since the Closing Date, it is in their respective best interests to enter into this Agreement providing for the complete rescission of the Stock Exchange Agreement and the Notes and any other agreement of document entered into in connection therewith (the "Transaction Documents") and the Acquisition and any and all other transactions contemplated by any of the Transaction Documents, including (without limitation) the return by Shenzhen to the Shareholders of all Golden Dragon Shares, and the return by the Shareholders to Universal of all Universal Shares and the Notes, and in connection therewith to agree to the release provisions set forth herein.

      F. All corporate action has been taken and all necessary consents obtained by each of Universal, Shenzhen and Golden Dragon regarding the terms of this Agreement, including (without limitation) the Rescission, the nullification of the Notes, the cancellation of any certificates representing Universal Shares that may have been issued to the Shareholders, and the cancellation of any certificates representing Golden Dragon Shares that may have been issued to Universal.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants described in this Agreement, and other good and valuable consideration, the parties hereto agree as follows:

      1. Stipulation. Each of the Parties hereto stipulates to the accuracy and truthfulness of the facts recited in Paragraphs A. through F. above, and each hereby restates the same in their entirety incorporating them thereby into the terms of this Agreement.

      2. Rescission. Effective immediately, and without any further act required by any person: (a) the Stock Exchange Agreement and the Notes and any other Transaction Documents are each hereby rescinded in their entirety and are and shall be deemed nullified and voided, (b) the Acquisition is and shall be deemed rescinded, and each other transaction contemplated or purported to have been effected by any Transaction Document is and shall be deemed rescinded, and (c) each and every other obligation provided in any Transaction Document that may have survived the Closing is and shall be deemed to be rescinded in their entirety and unenforceable in all respects (the "Rescission").

      3. Effect of the Rescission. The effect of the Rescission shall be to place the Parties in the same positions (relative to the Transaction Documents and Acquisition and any other transaction contemplated thereby) in which they were immediately prior to the Closing.

      4. The Notes. Without limiting the generality of Section 2 or 3 above, each Shareholder hereby acknowledges and agrees that as a result of the Rescission, each Note issued in favor of such Shareholder by Universal is hereby cancelled, nullified and voided in its entirety and the same is not and shall not be enforceable by such Shareholder against Universal, Shenzhen or any other person.

      5. The Universal Shares.

            (a) Without limiting the generality of Section 2 or 3 above, Xuetian Yuan and Jinwei Chen each hereby acknowledges and agrees that as a result of the Rescission, the 537,438 Universal Shares and 516,362 Universal Shares issued or to be issued to them, respectively, in connection with the Closing are hereby cancelled in their entirety. All such Universal Shares shall, effective immediately with the execution hereof, be deemed to be treasury shares of Universal in which neither Shareholder has any right, title or interest.

            (b) Xuetian Yuan and Jinwei Chen each hereby represents that (i) neither of them has (A) sold or hypothecated or otherwise pledged, transferred or encumbered, or (B) promised to sell or hypothecate or otherwise pledge, transfer or encumber, or (C) entered into any agreement or other arrangement, contingent or otherwise, regarding the sale or hypothecation or other pledge, transfer or encumbrance, of any of the Universal Shares, and (ii) neither has granted any proxy or other voting right to any person with respect to any of the Universal Shares.

            (c) Xuetian Yuan and Jinwei Chen each hereby warrants that any and all filing obligations that either of them may have with the Securities and Exchange Commission with respect to the Universal Shares shall be complied with on a timely basis.

      5. The Golden Dragon Shares.

            (a) Without limiting the generality of Section 2 or 3 above, Shenzhen hereby acknowledges and agrees that as a result of the Rescission, the Golden Dragon Shares issued to Shenzhen in connection with the Closing are hereby cancelled in their entirety. All such Golden Dragon Shares shall, effective immediately with the execution hereof, be deemed to be treasury shares of Golden Dragon in which neither Shenzhen nor Universal has any right, title or interest.

            (b) Shenzhen and Universal each hereby represents that (i) neither of them has (A) sold or hypothecated or otherwise pledged, transferred or encumbered, or (B) promised to sell or hypothecate or otherwise pledge, transfer or encumber, or (C) entered into any agreement or other arrangement, contingent or otherwise, regarding the sale or hypothecation or other pledge, transfer or encumbrance, of any of the Golden Dragon Shares, and (ii) neither has granted any proxy or other voting right to any person with respect to any of the Golden Dragon Shares.

      6. Liabilities of Golden Dragon. Each of the Shareholders and Golden Dragon hereby acknowledges and agrees that the liabilities of Golden Dragon as of the date hereof shall remain the liabilities of Golden Dragon, and that, as between the Golden Dragon Parties, on the one hand, and Universal Parties, on the other hand, the Golden Dragon Parties shall remain entirely responsible for all such liabilities.

      7. Release by the Parties of the Other Parties. Except to the extent provided in Section 8 and 9 below, the Universal Parties, on the one hand, and the Shenzhen Parties, on the other hand, each hereby releases and holds harmless the other from any and all claims either may have against the other for (a) any breach or representation, warranty, covenant or other obligation of any of the provisions of the Stock Exchange Agreement or the Notes or any other Transaction Document, and (b) any act or omission taken or failed to have been taken prior to the date hereof arising out of, related to or otherwise in connection with the negotiation, preparation, execution and purported consummation of the Stock Exchange Agreement, the Notes and/or any other Transaction Document.

      8. Mutual Indemnification for Certain Matters Hereunder. The Golden Dragon Parties, on the one hand, and the Universal Parties, on the other hand (each, in such capacity, an "Indemnifying Party"), each hereby covenants to indemnify and hold harmless the other and any affiliated entity of the other and each of their respective officers, directors, employees, members, partners, attorneys, agents and other representatives (in such capacity, the "Indemnified Parties"), from and against any and all losses, costs, expenses or other liabilities or charges (including, without limitation, reasonable attorneys' fees) (collectively, "Losses") that any such Indemnified Party may incur arising out of or in connection with the breach of any representation or warranty made in this Agreement.

      9. Indemnification by the Golden Dragon Parties for Third Party Claims. Each of the Golden Dragon Parties hereby covenants to indemnify and hold harmless the Universal Parties and any affiliated entity of either of them, and each of their respective officers, directors, employees, members, partners, attorneys, agents and other representatives (collectively, the "Universal Indemnified Parties"), from and against any and all Losses that any of the Universal Indemnified Parties may incur in connection with any claim, charge, allegation, investigation, arbitration or proceeding of whatever type or nature brought by any third party (including, without limitation, by any shareholder of Universal in any derivative suit) arising out of or related to the negotiation, preparation, execution and/or purported consummation of Stock Exchange Agreement, the Notes or any other Transaction Document, or the Acquisition or any other transaction contemplated by any of the Transaction Documents.

      10. Miscellaneous. This Agreement represents the entire agreement of the parties concerning its subject matter; all other prior and contemporaneous understandings concerning its subject matter, written or oral, express or implied, are deemed merged into the terms hereof. No Party may assign this Agreement, and this Agreement shall not give any rights, to any third party. This Agreement may not be amended and no condition herein may be waived except in writing signed by the Party to be held thereto. If any provision of this Agreement is deemed unenforceable, the other provisions will remain effective to the greatest extent permissible. The laws of the State of New York (without giving effect to its conflict of laws provisions) govern this Agreement. This Agreement may be signed in multiple counterparts which together form one and the same instrument. Where this Agreement is signed on behalf of entity-Parties by individuals, each such individual is duly authorized to sign on behalf of each such entity Party and to bind such entity-Party to the terms hereof.

      11. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the earlier to occur of the date of personal delivery, the date of receipt or three
(3) days after posting by overnight courier or registered or certified mail, postage prepaid, addressed as follows:

      If to Universal or Shenzhen, to:

               Universal Travel Group,
               Hualian Center, #2008 Shennan Rd Central, Suite 302 Shenzhen 518031, China
               Attention: Chairman Jiang

      If to Golden Dragon or the Shareholders, to:

               Tianjin Golden Dragon International Travel Service Co., Ltd. XinLi Building D, 5th Floor
               New Culture Garden
               Fuan Street, Heping District
               Tianjin, PR of China
               Attention: President.

Or, to such other address as a Party may have previously designated by notice to the sender given in accordance with this section.

                                      * * *

          [The signatures hereto are set forth on the following page.]

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


                                 UNIVERSAL TRAVEL GROUP

                                 By: /s/ Jiangping Jiang
                                     -------------------------------------------
                                     Name:  Jiangping Jiang
                                     Title: Chairman and Chief Executive Officer


                                 SHENZHEN YU ZHI LU AVIATION SERVICE
                                 COMPANY LIMITED

                                 By: /s/ Jiangping Jiang
                                     -------------------------------------------
                                     Name:  Jiangping Jiang
                                     Title: Chairman and Chief Executive Officer


                                 TIANJIN GOLDEN DRAGON INTERNATIONAL TRAVEL
                                 SERVICE CO., LTD.

                                 By: /s/ Xuetian Yuan
                                     -------------------------------------------
                                     Name:  Xuetian Yuan
                                     Title: Authorized Officer


                                 THE SHAREHOLDERS:

                                 Sign Here:         /s/ Xuetian Yuan
                                 -----------------------------------------------
                                                        Xuetian Yuan

                                 Sign Here:         /s/ Jinwei Chen
                                 -----------------------------------------------
                                                        Jinwei Chen